UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Discovery Communications, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 18, 2017.

DISCOVERY COMMUNICATIONS, INC.

DISCOVERY COMMUNICATIONS, INC.

ONE DISCOVERY PLACE

SILVER SPRING, MD 20910

Meeting Information

Meeting Type:            Annual Meeting

For holders as of:      March 23, 2017

Date: May 18, 2017          Time: 10:00 a.m.,  Eastern Time

Location:	Discovery’s Offices
One Discovery Place
Silver Spring, MD 20910

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS 1, 2 AND 3, “FOR EVERY THREE YEARS” ON

PROPOSAL 4 AND “AGAINST” PROPOSALS 5 AND 6.

1.	ELECTION OF DIRECTORS

Nominees:

01)   Robert R. Bennett

02)   John C. Malone

03)   David M. Zaslav

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Discovery Communications, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	To approve, on an advisory basis, our named executive officer compensation.

4.	To vote, on an advisory basis, on the frequency of future named executive officer compensation advisory votes.

5.	To vote on a stockholder proposal requesting the Compensation Committee to prepare a report on the feasibility of integrating sustainability metrics into performance measures of senior executives under our incentive plans.

6.	To vote on a stockholder proposal requesting the Board of Directors to adopt a policy that the initial list of candidates from which new management-supported director nominees are chosen shall include qualified women and minority candidates.

7.	By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS 1, 2 AND 3, “FOR EVERY THREE YEARS” ON

PROPOSAL 4 AND “AGAINST” PROPOSALS 5 AND 6.

1.	ELECTION OF DIRECTORS

Nominees:

01)   S. Decker Anstrom

02)   Robert J. Miron

03)   Steven A. Miron

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Discovery Communications, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	To approve, on an advisory basis, our named executive officer compensation.

4.	To vote, on an advisory basis, on the frequency of future named executive officer compensation advisory votes.

5.	To vote on a stockholder proposal requesting the Compensation Committee to prepare a report on the feasibility of integrating sustainability metrics into performance measures of senior executives under our incentive plans.

6.	To vote on a stockholder proposal requesting the Board of Directors to adopt a policy that the initial list of candidates from which new management-supported director nominees are chosen shall include qualified women and minority candidates.

7.	By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.